SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 15, 2008

DIGITALPOST INTERACTIVE, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-124405	26- 1944595
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

3240 El Camino Real, Suite 230, Irvine, CA  92602

(Address of Principal Executive Offices)(Zip Code)

(714) 824-3000

Registrant’s Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01- Entry into a Material Definitive Agreement.

On September 15, 2008, DigitalPost Interactive, Inc. ("DigitalPost") entered into a service agreement with Disneyland® Resort, A Division of Walt Disney World Co. ("Disney"), a theme park and resort operator in Anaheim, California.

Pursuant to the agreement, DigitalPost agrees to develop a customized data collection and reporting system for the Dream Home Kiosk, Guest Book Kiosk, Dream Home Website and Dream Home related emails sent to guests.  The tracking system is expected to track, record and report on user activity related to the "Dream Home Website" (already developed by DigitalPost).

Disney agrees to pay DigitalPost a development fee of $11,000.

Item 9.01—Financial Statement and Exhibits

99.01	Agreement between DigitalPost Interactive, Inc. and Disneyland® Resort, A Division of Walt Disney World Co.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DigitalPost Interactive, Inc

```	By:	/s/ Mike Sawtell
Name: Mike Sawtell
Title: Chief Executive Officer, President and Sole Director

Date:       September 18, 2008